LOAN AGREEMENT
                                 --------------


DATE:           December 1, 2003

BORROWER:       Holterman & Team GmbH

ADDRESS:        Kranichsteiner Strasse 21, Frankfurt am Main, Germany 60598

LENDER:         Sabrina Holdings

ADDRESS:        23 Regent Street, Belize City, Belize, Central America



  -----------------------------------------------------------------------------


     Holterman & Team GmbH (hereinafter referred to as "Borrower") desires to obtain a credit facility and other financial accommodations from Sabrina Holdings, a Belize company (hereinafter referred to as "SH" or "Lender", collectively, the "Parties") and SH is willing to make such credit facility available to Borrower on the following terms and conditions. Therefore, the Parties agree as follows:


1.   Definitions.
     -----------

          1.1  Agreement.  Shall  mean and  include  this  Loan  Agreement,  any
               ---------
concurrent  or  subsequent   Rider  hereto  and  any  extensions,   supplements,
amendments or modifications thereto.

          1.2  Borrower's Books.  Shall mean and include all of Borrower's books
               ----------------
and records including, but not limited to, all customer lists and lists of account debtors, all ledgers, records reflecting, summarizing or evidencing
Borrower's assets, accounts, business operations or financial condition, computer programs, computer discs, computer printouts, and other computer prepared information and computer equipment of any kind.

          1.3  Closing. Shall mean the first date in which SH advances any funds
               -------
to the Borrower.

          1.4  Collateral.  Shall mean all of the assets and equity interests in
               ----------
Borrower, or any form of equity interest into which it may be exchanged of converted.

          1.5  Credit   Facility.   Shall   mean   an   aggregate   loan  to  be
               -----------------
unconditionally granted by SH to Borrower in the total guaranteed amount of Nine Hundred Fifty Thousand United States Dollars ($950,000.00) in accordance with the terms and conditions set forth in this Agreement and any Convertible Promissory Note between the Parties (the "Promissory Note").



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          1.6  SH's  Costs.  Shall  mean and  include:  (i)  filing,  recording,
               -----------
publication and search fees incurred by SH relating to Borrower, all costs and expenses incurred by SH in the enforcement of its rights and remedies under this Agreement, or defending this agreement; (ii) long distance telephone and facsimile charges; (iii) the expenses of field examiners; (iv) all expenses for travel, lodging and food incurred by SH's personnel in collecting the Accounts or realizing upon the Collateral; (v) all costs and expenses incurred in gaining possession of, maintaining, handling, preserving, storing, repairing, shipping, selling, preparing for sale and advertising to sell the Collateral, whether or not a sale is consummated; (vi) reasonable attorney's fees and expenses incurred by SH as provided for in this Agreement, including a reasonable fee for the services of attorneys employed by SH for any purpose related to this Agreement or the Obligations, including consultation, drafting documents, sending notices or instituting, prosecuting or defending litigation or arbitration.

          1.7  Loan Documents.  Shall mean this Agreement,  any Promissory Note,
               --------------
and any other agreements, instruments and documents evidencing, securing, governing, guaranteeing or pertaining to the Credit Facility or the transactions contemplated thereby.

          1.8  Obligation.  Shall mean all  indebtedness  of  Borrower  and each
               ----------
Person who hereafter becomes Borrower or successor to Borrower's rights, that is now or hereafter owing to SH, pursuant to this Agreement or otherwise, regardless whether such indebtedness is now existing or hereafter arising, whether it is voluntary or involuntary, wither due or not, secured or unsecured, absolute or contingent, liquidated or unliquidated, and whether it is for principal, interest, fees, expenses, or otherwise, and regardless whether the Person who is or hereafter becomes Borrower may be liable individually or jointly with others, or whether recovery upon any such obligations may be or hereafter become barred or otherwise unenforceable.

          1.9  Person.  Shall  mean  an  individual,  partnership,  corporation,
               ------
including a "business trust," limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

          1.10 Term.  Shall  mean one (1) year from the  earlier  of the date of
               ----
execution of this Agreement or the date of Closing,


2.   The Credit Facility.
     -------------------

          2.1. SH shall lend, from time to time, to Borrower the aggregate sum of $950,000.00 subject to the terms and conditions of this Agreement and any Promissory Note.

          2.2 Borrower shall be obligated to make payments of interest only during the first twelve (12) months subsequent to the Closing, provided, however, that Borrower is not in default under this Agreement.

          2.3. The conditions precedent to each advance hereunder are that no Event of Default hereunder has occurred nor is the effect thereof continuing, and Borrower is in full, faithful and timely compliance with each and all of the covenants, conditions, warranties, and representations, contained in the Agreement and in every other agreement between SH and Borrower.



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          2.4. Unless  provided  otherwise in any  Promissory  Note executed and delivered by Borrower to SH in connection with this Agreement, all obligations shall be due and payable no later than the earlier of (a) the last day of the term (or renewal term if any) of this Agreement; (b) the day an Event of Default occurs; and (c) the day the Agreement is terminated.

          2.5 All Obligations shall bear interest, computed on the basis of a 360-day year for the actual days outstanding, at a rate of interest equal to four percent (4%) per annum. Such interest shall be calculated as of the last day of the previous month in which interest is due.

          2.6 At any time during the first twelve (12) months subsequent to Closing, Borrower shall incur no penalty for prepayment of outstanding principal and interest.

          2.7 SH shall render statements to Borrower of the Obligations, including all principal, interest and SH's Costs owing, and such statements shall be conclusively presumed to be correct and accurate and constitute an account stated between Borrower and SH unless, within thirty (30) days after receipt thereof by Borrower, Borrower notifies SH in writing specifying the error or errors, if any, contained in any such statements.

          2.8 Upon an Event of Default, and for as long as such Event of Default or the consequences thereof continue, interest shall accrue on the Obligations from and after such Event of Default at a rate of interest which is four (4) percentage points greater than the rate then being charged.


3.   Creation of Security Interest.
     -----------------------------

          3.1 Borrower grants to SH a first priority lien and security interest in all assets and equity rights of Borrower.

          3.2. Borrower shall execute and deliver to SH at any time or times hereafter at the request of SH, Promissory Notes, financing statements, initial financing statements, continuation statements, security agreements, mortgages, assignments, capitalization schedules, certificates of title, affidavits, reports, notices, schedules of accounts and fully comply with this Agreement (collectively the "Loan Documents").


4.   Indemnification.  Borrower  hereby  indemnifies and agrees to hold harmless
     ---------------
Lender, and its officers, directors, employees, accountants, attorneys, agents and representatives (each an "Indemnified Person") from and against any and all
                               ------------------
liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature (collectively, the "Claims") which may be imposed on, incurred by, or asserted
                     ------
against, any Indemnified Person arising in connection with the Credit Facility, the Collateral, or any of the transactions contemplated under this Agreement (including without limitation, the enforcement of the Loan Documents and the defense of any Indemnified Person's actions and/or inactions in connection with the Loan Documents). WITHOUT LIMITATION, THE FOREGOING INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO ANY CLAIMS WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH AND/OR ANY OTHER
INDEMNIFIED  PERSON,  except  to  the  limited  extent  the  Claims  against  an

Indemnified Person are proximately caused by such Indemnified Person's gross negligence or willful misconduct. If Borrower or any third party ever alleges such gross negligence or willful misconduct by any Indemnified Person, the indemnification provided for in this Section shall nonetheless be paid upon demand, subject to later adjustment or reimbursement, until such time as a court of competent jurisdiction enters a final judgment as to the extent and effect of the alleged gross negligence or willful misconduct. The indemnification provided for in this Section shall survive the termination of this Agreement and shall extend and continue to benefit each individual or entity who is or has at any time been an Indemnified Person hereunder.


5.   Representations and Warranties.
     ------------------------------

          5.1. From 120 days from the earlier of the date of the execution of this Agreement or the Closing, and continuing until all Obligations have been fully paid and satisfied, Borrower hereby warrants and represents that:

               (a) If Borrower is a company, corporation or other valid business entity, it is duly organized and is and all time hereinafter will be in good standing under the laws of the country of its incorporation or registration and is duly qualified and in good standing in every other country in which the nature of its business requires such qualification;

               (b) Borrower is the true and lawful owner of the Collateral and has the rights, power and authority to transfer and grant a security interest therein to SH;

               (c) The execution, delivery and performance of this Agreement and the other Loan Documents, and the consummation of the transactions contemplated hereby and thereby, do not (i) conflict with, result in a violation of, or constitute a default under (1) any provision of its organizational documents (including amendments thereof) by-laws or other instrument binding upon Borrower, (2) any law, governmental regulation, court decree or order applicable to Borrower, or (3) any agreement, judgment, license, order or permit applicable to or binding upon Borrower, (ii) require the consent, approval or authorization of any third party, or (iii) result in or require the creation of any lien, charge or encumbrance upon any assets or properties of Borrower or of any person except as may be expressly contemplated in the Loan Documents.

               (d) At Closing, or within 120 days subsequent to Closing, Borrower shall obtain any and all requisite consents permitting this Agreement and the transactions contemplated hereunder.

               (e) There are no actions or proceedings pending by or against Borrower in any court or administrative agency and Borrower has no knowledge of any pending, threatened or imminent litigation, governmental investigation or claim, complaint, action or prosecution involving Borrower, except as may have been specifically disclosed in writing to SH and if any of the foregoing arise during the term of this Agreement, Borrower shall immediately notify SH in writing with respect thereto;

               (f) All assessments and taxes whether real, personal or otherwise due and payable by or imposed, levied, or assessed against Borrower or any of its assets have been paid and shall hereafter be paid in full before delinquency. Borrower shall make due and timely payment or deposit of all taxes, assessments or contributions required of it by law (and will execute and deliver to SH on demand appropriate certificates attesting to the payment or deposit thereof);

               (g) With respect to the Collateral, SH's security interest therein is now and shall hereafter at all times constitute a perfected, choate, and first security interest in the Collateral and is not now and will not hereafter become subordinate or junior to the security interest, lien, encumbrance or claim of any Person; and

               (h) All financial statements and information relating to Borrower are true, complete and correct in all material respects and have been prepared in accordance with generally accepted accounting principles consistently applied, and there has not been any material adverse change in the financial condition of Borrower since the last submission of such financial information to SH.

          5.2 Each warranty, representation and agreement contained in this Agreement shall be automatically deemed repeated with each installment (if any) under this Agreement and any Promissory Note, and shall be conclusively presumed to have been relied upon by SH regardless of any investigation made or information possessed by SH. The warranties, representations and agreements set forth herein shall be cumulative and in addition to any other warranties, representations and agreements which Borrower shall now or hereafter give, or cause to be given to SH.


6.   Affirmative Covenants.
     ---------------------

          6.1 Until all Obligations are fully paid and satisfied, Borrower will:

               (a) At all times fully comply with all laws, rules, orders or regulations pertaining to the conduct of its business.

               (b) Maintain itself in good standing in all jurisdictions in which Borrower is doing business, and at the request of SH, furnish to SH evidence of its good standing in all such jurisdictions.

               (c)  Maintain   Borrower's   Books  at  the  address(es)   herein
provided.

               (d) Notify SH, in writing, of any material adverse change in Borrower's financial condition.

               (e) Make timely payment or deposits of all taxes and assessments required to be paid by Borrower and deliver to SH, as requested, evidence of such payment or deposit.

               (f) Keep the Collateral free from any lien, security interest or encumbrance adverse to SH and defend, at its own expense, the Collateral and the proceeds thereof against all claims and demands of all Persons at any time claiming the same or any interest therein.




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






               (g)  Promptly   deliver  to  SH  all  documents  and  instruments
relating to the Collateral, as SH may request from time to time.

               (h) On request of SH, execute and deliver to SH at all and all additional documents, which SH may request from time to time to evidence the advances made hereunder, or the security interest granted hereby, or effect the transactions contemplated hereunder.


7.   Negative Covenants.
     ------------------

          7.1. Until all Obligations are fully paid and satisfied, Borrower will not, without the prior written consent of SH:

               (a) Grant a security interest in the Collateral, or permit a lien, claim or encumbrance to be imposed on any of the Collateral, or allow the Collateral to be possessed by or under the control of any other Person;

               (b) Permit any levy, or attachment to be made on any of Borrower's assets;

               (c) Permit any receiver, trustee, custodian, assignees for the benefit of creditors or any other Person or entity having similar powers or duties to be appointed or to take possession of any or all of Borrower's assets;

               (d)  Change  its  business   structure,   corporate  identity  or
structure, do business under any additional trade name, or liquidate, merge or consolidate with or into any other business organization;

               (e) Change it's corporate or trade name without providing SH with thirty (30) days' prior written notice;

               (f) Acquire any entity or purchase the stock or securities of any entity;

               (g) Permit any sale or disposition of a controlling interest in Borrower or permit a change in the management of Borrower. For purposes of this paragraph, "Controlling Interest" shall mean greater than 50% of the Borrower's issued and outstanding equity interests;

               (h) Enter into any transaction or incur any debts not in the usual course of Borrower's business;

               (i) Guarantee or otherwise become in any way liable with respect to the obligations of any Person except by endorsement of instruments or items of payment for deposit to the account of Borrower or which are transmitted or turned over to SH on account of the Obligations;

               (j)  Make any distribution of Borrower's property or assets;

               (k) Make any advance, loan, contribution or payment of money (other than compensation for personal service), goods or credit to, or guarantee any obligation of any officer, shareholder or employee, or cause or permit any such advance, loan, contribution or guarantee to be made by any subsidiary corporation other than the guaranty executed in connection herewith with this Agreement.

               (l) Permit the sale, pledge or other transfer of any equity or ownership interest in Borrower;

               (m)  Make any loan to any Person or entity;


8.   Events of Default.
     -----------------

          8.1. The occurrence of any one or more of the following shall, at the option of SH, constitute an event of default under this Agreement (each an "Event of Default").

               (a) Borrower fails to pay when due and payable or declared to be due and payable, any of the Obligations (whether of principal, interest, taxes, reimbursement or SH's Costs or otherwise);

               (b) Borrower fails or neglects to comply with, perform, keep or observe any term, provision, condition, or covenant contained in this Agreement, or any other present or future agreement between Borrower and SH;

               (c) Any representation, statement or report or certificate made or delivered by Borrower, or any of its officers or agents (either individually or as an officer or agent of Borrower), to SH proven to be untrue, inaccurate, incomplete or incorrect in any material respect;

               (d) There is a material impairment in the prospect of repayment in the prospect of repayment of the Obligations or a material impairment in the value of the collateral or the priority of SH's security interest in the Collateral is contested;

               (e) Any of Borrower's assets are attached, seized, or are levied upon, and the same are not released, discharged or bonded against within twenty
(20) business days thereafter;

               (f) Borrower is enjoined, restrained or in any way prevented by court order from continuing to conduct all or any material part of its business affairs and such order is not released within (20) business days of receipt of notice thereof by Borrower;

               (g)  Borrower ceases normal business operations;

               (h) A judgment or other claim becomes a lien or encumbrance upon any or all of Borrower's assets and the same is not satisfied, dismissed or bonded against within twenty (20) business days thereafter;

               (i) Borrower makes any payment on account of indebtedness that has been subordinated to the Obligations to SH, without SH's consent, or if any



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Person  subordinating  such  indebtedness  terminates  or in any way  limits his subordination.


9.   Cure Provisions.  Should Borrower be in material breach of any provision of
     ---------------
this Agreement, it shall have a thirty (30) day period to cure, after receipt of written notice by SH of such breach, provided such breach is capable of cure. The provisions of this paragraph shall not apply to payments of any Obligations, which shall be due and payable, and which, if late, shall be deemed both a default and an uncured default under this Agreement if not cured within fifteen
(15) days of being late.


10.  SH's Rights and Remedies.
     ------------------------

          10.1. Upon the occurrence of an Event of Default by Borrower under this Agreement, SH may, at its election, without notice of its election and without demand upon Borrower, do any one or more of the following, all of which are authorized by Borrower:

               (a) Declare any or all of the Obligations, whether evidenced by note(s) or otherwise, immediately due and payable;

               (b) Terminate this Agreement, but without affecting SH's rights and security interests in the Collateral, and the Obligations;

               (c) Cease making advances to or for the benefit of Borrower under the Credit Facility or reduce the Credit Facility;

               (d) Continue making advances to Borrower in such amounts as SH may determine, in its sole discretion, without waiving any default by Borrower under this Agreement;

               (e) Exercise any and all of the rights accruing to a secured party under any applicable laws.

               (f) Require Borrower to assemble the Collateral, hold the same in trust for SH's account and, at Borrower's expense, deliver the same to SH or to a third party at a place or places to be designated by SH which is reasonably convenient to the parties, or store the same in a warehouse in SH's name and deliver to SH documents of title representing said Collateral;

               (g) Enter, with or without process of law, and without further permission of Borrower, any premises where the Collateral is or is believed by SH to be located, using all necessary force to accomplish the same without committing a breach of the peace (Borrower hereby waives all claims for damages or otherwise due to, arising from or connected with such entry and/or seizure), and: (i) take possession of said premises and of the Collateral located therein;
(ii) place a custodian in exclusive control of said premises and of any of the Collateral located therein; (iii) remove from the premises the Collateral (and any copied of Borrower's Books, materials and supplies) in any way relating to the Collateral or useful by SH in enforcing its rights hereunder; (iv) remain upon said premises and use the same (together with said Borrower's Books, materials and supplies) for the purpose of collecting the Collateral and/or preparing the Collateral for disposition and/or disposing of the Collateral;

               (h) Make (without any obligation to do so) any payment and take such action as SH considers necessary or reasonable to protect or preserve the Collateral or its security interest therein, including paying, purchasing, contesting or compromising any encumbrance, charge or lien which, in the opinion of SH, interferes with the enforcement of its security interests or the liquidation or disposition of the Collateral;

               (i) Sell at one or more public or private sales, lease or otherwise dispose of the Collateral (regardless whether SH has taken possession thereof or whether the Collateral is present at any such sale or disposition) in its then condition, or after further manufacturing, processing or preparation thereof (utilizing, in connection therewith, without charge or liability to SH therefor, any of Borrower's assets), by means of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Borrower's premises) as is commercially reasonable, in the opinion of SH;

               (j) Seek temporary or permanent injunctive relief without the necessity of proving actual damages, as no remedy at law will provide adequate relief to SH and, in this regard, the bond which SH may be required to post shall be no more than $500.00; and

               (k) Require Borrower to pay all of SH's Costs incurred in connection with SH's enforcement and exercise of any of its rights and remedies as herein provided, whether or not suit is commenced by SH;

          10.2 Any deficiency that exists after disposition of the Collateral as provided herein, shall be due and payable by Borrower upon demand, with any excess to be paid by SH to Borrower

          10.3 SH's rights and remedies under this Agreement and all other agreements shall be cumulative and may be exercised simultaneously or successively, in such order as SH shall determine. In addition, SH shall have all other rights and remedies not inconsistent herewith as provided by law or in equity. No exercise by SH of one right or remedy shall be deemed an election, and no waiver by SH of any default on Borrower's part shall be deemed a continuing waiver. No delay by SH shall constitute a waiver, election or acquiescence by it.

          10.4 In the Event of Default, Borrower does hereby irrevocably designate, make, constitute and appoint SH and any agent designated by SH, as Borrower's true and lawful attorney, with power to do the following in Borrower's or SH's name and at Borrower's expense but without notice to Borrower, and at such time or times (except as otherwise provided herein) as SH may, in its sole election, determine:

               (a) Endorse Borrower's name on any checks, notes, acceptances, money orders, drafts or other forms of payment or security that may come into SH's possession;

               (b) Sign Borrower's name on any invoice, freight bill or bill of lading relating to any Account, on any draft against an account debtor, on any schedule assignment of accounts, verification of accounts or on any notice to account debtors;

               (c)  Execute  any  other   documents   that  may  facilitate  the
collection, liquidation or disposition of the Collateral.

11.  Waivers By Borrower.
     -------------------

          11.1. SH shall not be deemed to have waived any provision of this Agreement, or any right or remedy, which it may have hereunder, or at law or equity, unless such waiver is in writing, and signed by SH.

          11.2. Borrower waives the right to direct the application of any payments at any time or times received by SH on account of the Obligations and Borrower agrees that SH shall have the continuing exclusive right to apply and reapply such payments in any manner, as SH may deem advisable.

          11.3. Except as otherwise provided for in this Agreement, Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, documents, instruments, chattel paper and guaranties at any time held by SH on which Borrower may in any way be liable.

          11.4. Failure or delay by SH in exercising or enforcing any right, power, privilege, lien, option or remedy hereunder shall not operate as a waiver thereof and a waiver by SH of any default by Borrower under this Agreement shall not be construed to create any right or expectation of future waiver of any subsequent breach or default by Borrower under this Agreement whether of the same or of a different nature.


12.  Notices. Unless otherwise provided in this Agreement,  all notices, demands
     -------
or other communications to either party shall be in writing and shall be mailed, telecopied or communicated by means of facsimile transmission (followed by a mailed or delivered hard copy), or delivered by hand or courier service, at their respective addresses set forth in this Agreement, or at such other addresses as shall be designated by such party in a written notice to the other party. All notices and other communications shall be deemed delivered and effective when a record has been sent by telecopy or other facsimile transmission, or upon receipt through the Internet, or upon hand delivery or upon the third business day after deposit in a postal box if postage is prepaid, and the notice properly addressed to the intended recipient.


13.  Release.  At such time as all  Obligations  shall  have been fully paid and
     -------
satisfied and Borrower executes a release acknowledging that Borrower does not have any claims against SH and provides SH with an appropriate indemnity indemnifying SH for any remittances for which Borrower has received credit and which are not paid, SH shall release its security interest in the Collateral and deliver to Borrower an appropriate termination statement.






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






14.  General Provisions.
     ------------------

          14.1. The parties intend and agree that their respective rights, duties, powers, liabilities, obligations and discretions shall be performed, carried out, discharged and exercised reasonably and in good faith.

          14.2. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against SH or Borrower, whether under any rule of construction or otherwise; on the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto. When permitted by the context, the singular includes the plural and vice versa.

          14.3. The validity of this Agreement, its construction, interpretation and enforcement, and the rights of the parties hereunder and concerning the Collateral, shall be determined under and according to German Law, without regard to principles of conflicts of laws.

          14.4. In any litigation involving SH and Borrower, SH does hereby irrevocably submit itself to the process, jurisdiction and venue of the courts of Germany and without limiting the generality of the foregoing, hereby waives and agrees not to assert by way of motion, defense or otherwise in any such suit, action or proceeding any claim that Borrower is not personally subject to the jurisdiction of such courts, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.

          14.5. The provisions of this Agreement are independent of and separate from each other. If any provision hereof shall for any reason be held invalid or unenforceable, it is the intent of the parties that such invalidity or unenforceability of any other provision hereof and that this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

          14.6. Article and section headings and numbers have been set forth herein for convenience only; unless the contrary is compelled by the context, everything contained in each section applies equally to this entire Agreement.

          14.7. This Agreement cannot be changed or terminated orally. All prior agreements, understandings, representations, warranties and negotiations, if any, are merged into this Agreement.

          14.8. SH shall have the right, without the consent of or notice to Borrower to grant participation interests in the Credit Facility and in this regard may provide the participant with any and all information with respect to Borrower and the Credit Facility. In addition, SH may assign this Agreement and its rights and duties hereunder at any time, without the consent of or notice to Borrower. This Agreement shall inure to the benefit of SH, its successors and assigns. Borrower may not assign this Agreement or any rights hereunder without SH's prior written consent and any such assignment shall be void and of no effect whatsoever. No consent to any assignment by SH shall, without the written consent of SH, release Borrower or any guarantor of its Obligations to SH.




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






          14.9. This Agreement shall inure to the benefit of SH and any successors or assigns of SH, including any participant in the Credit Facility. This Agreement shall bind and inure to the benefit of the successors and assigns of SH and shall bind all Persons who become bound as a debtor to this Agreement. Borrower may not assign this Agreement or any rights hereunder without SH's prior written consent and any prohibited assignment shall be absolutely void. No consent to any assignment by SH shall release Borrower or any guarantor of its Obligations to SH. SH may assign this Agreement and its rights and duties hereunder, and if an assignment is made, Borrower shall render performance under this Agreement to the assignee. Borrower waives and will not assert against any assignee of SH any claims, defenses (except defenses which cannot be waived) or set-offs which Borrower could assert against SH.


15.  Rules of Construction.
     ---------------------

          15.1. No reference to "proceeds" in this Loan Agreement authorizes any sale, transfer or other disposition of the Collateral by the Borrower without the written consent of SH.

          15.2.   "Includes" and "including" are not limiting.

          15.3.   "Or" is not exclusive.

          15.4.   "All" includes "any" and "any" includes "all."

          15.5. "Material Impairment" for purposes of this Agreement includes without limitation (i) Borrower sustains a net operating loss for twelve consecutive months; and (ii) Borrower uses a substantial amount of funds from the business for a non-business purpose.


                            NOTICE OF FINAL AGREEMENT
                            -------------------------

     THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES, AND THE SAME MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Agreement to be
executed at                       , as of the date first written above.
            ----------------------



                                        SABRINA HOLDINGS, a Belize company

                                        By:
                                               ------------------------------


                                        Title:
                                               ------------------------------



                       [signatures continue on next page]




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






                                        HOLTERMAN & TEAM, GMBH, a German company


                                        By:
                                               ------------------------------


                                        Title:
                                               ------------------------------




































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